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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 14, 1998 (OCTOBER 13,
                                     1998)

                               WORLD ACCESS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                         0-19998                       65-0044209
 (State or other jurisdiction      (Commission File Number)              (IRS Employer
       of incorporation)                                            Identification Number)

     945 E. PACES FERRY ROAD, SUITE 2240, ATLANTA, GEORGIA                   30326
           (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (404) 231-2025

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ITEM 5.  OTHER EVENTS

     On October 13, 1998, World Access, Inc. ("World Access") and Telco Systems, Inc. ("Telco Systems") announced that they had agreed in principle to amend the Agreement and Plan of Merger and Reorganization, dated as of June 4, 1998 (the "Merger Agreement"), among World Access, WAXS INC., a wholly owned subsidiary of World Access, Tail Acquisition Corporation, a wholly owned subsidiary of WAXS, and Telco Systems in order to, among other things, establish a minimum purchase price to be paid by World Access of $12.00 per Telco Systems common share and to provide World Access with the option to pay the purchase price using either World Access common stock or a combination of World Access common stock and cash, subject to a minimum of 45% of the purchase price being paid in the form of World Access common stock to ensure tax-free treatment to Telco Systems' stockholders in respect of the World Access common stock that they receive. The companies' agreement in principle provides that the deadline for completing the merger contemplated by the Merger Agreement (the "Merger") will be extended until December 31, 1998.

     The value of the World Access common stock included in the purchase price will be determined based upon the average of the last reported sales prices of the World Access common stock during a 20 trading-day period prior to the effective time of the Merger. The companies' agreement in principle provides that, if such average sales price is less than $12.00, then World Access will be permitted to terminate the Merger Agreement.

     The amendment to the Merger Agreement contemplated by the agreement in principle (the "Amendment") is expected to be executed in the near future, subject to the companies' agreement as to the form of the Amendment and the approval of each of their Boards of Directors. Until the execution of the Amendment, the Merger Agreement will remain unchanged and in full force and effect in accordance with its terms.

     A copy of the press release announcing the companies' agreement in principle is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits. The following exhibit is filed herewith by direct transmission via "EDGAR".

     Exhibit 99.1 Press Release dated October 13, 1998

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          WORLD ACCESS, INC.

                                          By:     /s/ MARTIN D. KIDDER
                                            ------------------------------------
                                            Martin D. Kidder
                                            Its Vice President, Controller and
                                              Secretary

Dated as of October 14, 1998

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                                 EXHIBIT INDEX

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
EXHIBIT NO.                            DESCRIPTION
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
   99.1        Press Release dated October 13, 1998
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